UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 9, 2002
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated July 9, 2002 attached as Exhibit 20, relating to the Company's unaudited results for the period ended June 30, 2002.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated July 9, 2002 attached as Exhibit 20, relating to the Company's unaudited results for the period ended June 30, 2002.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     July 9, 2002                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated July 9, 2002

Exhibit 20

NEWS RELEASE


FOR IMMEDIATE RELEASE
July 9, 2002

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
      UNAUDITED RESULTS SECOND QUARTER 2002 -- YEAR-TO-DATE $973,000

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq SmallCap/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $973,000 for the six months ended June 30, 2002, an increase of $423,000, or 76.9%, above the $550,000 reported for the same period in 2001. Basic earnings per share were $1.14 for the six months ended June 30, 2002, compared to $0.57 for the six months ended June 30, 2001. Fully diluted earnings per share were $1.06 for the six months ended June 30, 2002, compared to $0.56 for the six months ended June 30, 2001.

Net interest income was $3,153,000 for the six months ended June 30, 2002, $319,000, or 11.3%, higher than the $2,834,000 reported for the six months ended June 30, 2001. The provision for loan losses was $110,000 for the six months ended June 30, 2002 and $72,000 for the same period in 2001.

Noninterest income totaled $1,485,000 for the first six months of 2002, $435,000, or 41.4%, higher than the $1,050,000 recorded for the six months ended June 30, 2001. This increase was mostly due to commissions generated from GTPS Insurance Agency and gains from sales of mortgage loans, net of commissions. Insurance sales commissions increased $209,000, or 34.7%, from $602,000 for the first six months of 2001 to $811,000 for the first six months of 2002. This increase was mainly due to commissions generated from new customers. Gains on the sale of mortgage loans, net of commissions were $221,000 for the first six months of 2002. The Company did not sell any loans in the first half of 2001.

Noninterest expense was $2,929,000 for the first six months of 2002, $46,000 higher than the $2,883,000 reported for the six months ended June 30, 2001.

Net income for the second quarter of 2002 was $469,000, $180,000 or 62.3% higher than net income recorded of $289,000 for the second quarter of 2001. Net interest income for the second quarter of 2002 was $1,596,000 compared to $1,452,000 for the second quarter of 2001. Noninterest income was $705,000 for the second quarter of 2002 and $523,000 for the second quarter of 2001. Noninterest expense was $1,483,000 for the second quarter of 2002 and $1,449,000 for the second quarter of 2001.

Total assets at June 30, 2002 were $164.96 million, compared to $168.35 million at December 31, 2001.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ SmallCap Market System under the symbol "GTPS."


                                ###
                          GTPS-pr-2002-0

Great American Bancorp, Inc.
Consolidated Balance Sheets
June 30, 2002 and December 31, 2001
(in thousands, except share data)
                                            June 30, 2002      Dec. 31, 2001
                                              (Unaudited)
----------------------------------------------------------------------------
Assets
 Cash and due from banks                    $       5,584      $       4,832
 Interest-bearing demand deposits                  14,343              6,334
                                              ------------------------------
     Cash and cash equivalents                     19,927             11,166

 Held-to-maturity securities                        1,687              2,056
 Mortgage loans held for sale                         186              2,343
 Loans, net of allowance for loan
  losses of $1,152 and $1,040 in 2002
  and 2001, respectively                          133,298            143,063
 Premises and equipment                             6,274              6,362
 Federal Home Loan Bank stock                       1,197              1,166
 Interest receivable                                  777                789
 Cash surrender value of life insurance               259                251
 Insurance premiums receivable                        238                204
 Deferred income taxes                                 81                 81
 Income taxes receivable                               67                 --
 Mortgage servicing rights                            159                 51
 Goodwill                                             485                485
 Other                                                329                328
                                            --------------------------------
     Total assets                           $     164,964      $     168,345
                                            ================================
Liabilities and Stockholders' Equity
 Liabilities
  Deposits
   Noninterest-bearing deposits             $      11,044      $      11,890
   Interest-bearing deposits
    Savings, NOW and money market                  51,237             46,300
    Time                                           63,876             69,350
                                            --------------------------------
     Total deposits                               126,157            127,540

  Federal Home Loan Bank advances                  18,000             20,500
  Deferred compensation - directors                   607                648
  Advances from borrowers for
   taxes and insurance                                278                319
  Accrued postretirement benefit obligation           233                211
  Accrued real estate taxes                           141                136
  Premiums due insurance companies                    186                101
  Dividends payable                                    93                 95
  Income taxes payable                                 --                 23
  Interest payable                                     78                 91
  Other                                               309                122
                                            --------------------------------
     Total liabilities                            146,082            149,786
                                            --------------------------------

Stockholders' Equity
 Preferred stock, $0.01 par value
  Authorized and unissued --
   1,000,000 shares                                    --                 --
 Common stock, $0.01 par value
  Authorized -- 7,000,000 shares
  Issued and outstanding -- 2,052,750 shares           21                 21
 Additional paid-in-capital                        20,166             20,165
 Retained earnings                                 18,625             17,838
                                            --------------------------------
                                                   38,812             38,024
 Treasury stock, at cost
  Common: 2002 - 1,207,260 shares,
   2001 - 1,185,583 shares                        (19,862)           (19,393)
 Unearned incentive plan shares:
  2002 - 4,709 shares, 2001 - 5,010 shares            (68)               (72)
                                            --------------------------------
     Total stockholders' equity                    18,882             18,559
                                            --------------------------------
     Total liabilities and
      stockholders' equity                  $     164,964      $     168,345
                                            ================================

Great American Bancorp, Inc.
Consolidated Statements of Income
For the Six Months Ended June 30, 2002 and June 30, 2001
(unaudited, in thousands, except share data)

                                              Period Ended      Period Ended
                                             June 30, 2002     June 30, 2001
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      5,256      $       5,477
 Available-for-sale securities                         --                 97
 Held-to-maturity securities                           62                 88
 Deposits with banks and other                        121                189
                                            --------------------------------
   Total interest income                            5,439              5,851
                                            --------------------------------
Interest Expense:
 Deposits                                           1,829              2,558
 Federal Home Loan Bank advances                      442                441
 Other                                                 15                 18
                                            --------------------------------
   Total interest expense                           2,286              3,017
                                            --------------------------------
Net Interest Income                                 3,153              2,834

Provision for Loan Losses                             110                 72
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          3,043              2,762
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                          811                602
 Brokerage commissions                                 68                 74
 Customer service fees                                273                274
 Other service charges and fees                        94                 83
 Sale of mortgage loans, net of commissions           221                 --
 Loan servicing fees                                   11                  6
 Other                                                  7                 11
                                            --------------------------------
   Total noninterest income                         1,485              1,050
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                     1,672              1,583
 Net occupancy expense                                286                303
 Equipment expense                                    248                306
 Data processing fees                                  37                 36
 Deposit insurance premium                             11                 12
 Printing and office supplies                         140                151
 Legal and professional fees                          107                120
 Directors and committee fees                          50                 50
 Insurance expense                                     30                 26
 Marketing and advertising expense                    103                 97
 Other                                                245                199
                                            --------------------------------
   Total noninterest expenses                       2,929              2,883
                                            --------------------------------
Income Before Income Taxes                          1,599                929

Provision for Income Taxes                            626                379
                                            --------------------------------
Net income                                  $         973      $         550
                                            ================================
Earnings per share:
 Basic                                      $        1.14      $        0.57
                                            ================================
 Diluted                                    $        1.06      $        0.56
                                            ================================


Great American Bancorp, Inc.
Consolidated Statements of Income
For the Three Months Ended June 30, 2002 and June 30, 2001
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                            June 30, 2002      June 30, 2001
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      2,599      $       2,790
 Available-for-sale securities                         --                 48
 Held-to-maturity securities                           30                 43
 Deposits with banks and other                         72                 72
                                            --------------------------------
   Total interest income                            2,701              2,953
                                            --------------------------------
Interest Expense:
 Deposits                                             880              1,268
 Federal Home Loan Bank advances                      217                225
 Other                                                  8                  8
                                            --------------------------------
   Total interest expense                           1,105              1,501
                                            --------------------------------
Net Interest Income                                 1,596              1,452

Provision for Loan Losses                              50                 36
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          1,546              1,416
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                          349                283
 Brokerage commissions                                 36                 38
 Customer service fees                                148                148
 Other service charges and fees                        50                 41
 Sale of mortgage loans, net of commissions           115                 --
 Loan servicing fees                                    7                  3
 Other                                                 --                 10
                                            --------------------------------
   Total noninterest income                           705                523
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                       837                788
 Net occupancy expense                                147                148
 Equipment expense                                    122                151
 Data processing fees                                  18                 17
 Deposit insurance premium                              5                  6
 Printing and office supplies                          72                 75
 Legal and professional fees                           59                 64
 Directors and committee fees                          25                 25
 Insurance expense                                     16                 13
 Marketing and advertising expense                     57                 58
 Other                                                125                104
                                            --------------------------------
   Total noninterest expenses                       1,483              1,449
                                            --------------------------------
Income Before Income Taxes                            768                490

Provision for Income Taxes                            299                201
                                            --------------------------------
Net income                                  $         469      $         289
                                            ================================
Earnings per share:
 Basic                                      $        0.55      $        0.30
                                            ================================
 Diluted                                    $        0.51      $        0.30
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                            June 30, 2002      June 30, 2001
----------------------------------------------------------------------------
Total assets                                $     164,964      $     164,752
Total loans, net                                  133,298            140,796
Loan loss reserve                                   1,152                947
Non-performing assets                                 190                177
Non-performing assets to total assets                0.12%              0.11%
Allowance for loan losses to total assets            0.70%              0.57%
Investment securities                               1,687              4,444
Total deposits                                    126,157            124,468
Checking deposits                                  30,377             26,931
Money market deposits                              15,375             11,501
Passbook savings deposits                          16,529             14,102
Certificates of deposit                            63,876             71,934
Federal Home Loan Bank advances                    18,000             19,000
Total stockholders' equity                         18,882             19,472



                                  Three Months Ended      Six Months Ended
                                   June        June        June      June
                                   2002        2001        2002      2001
                                     (unaudited)             (unaudited)
----------------------------------------------------------------------------
Net interest margin (annualized)   4.15%       3.91%       4.15%     3.87%
ROA (annualized)                   1.12%       0.71%       1.17%     0.69%
ROE (annualized)                  10.00%       5.95%      10.51%     5.63%